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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                               ------------------

                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 4, 1999

                               -------------------

                          CONCENTRA MANAGED CARE, INC.
             (Exact name of Registrant as specified in its charter)

           DELAWARE                    000-22751                04-3363415
       (State or other          (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)

          312 UNION WHARF
       BOSTON, MASSACHUSETTS                                  02109
       (Address of principal                                (Zip code)
         executive offices)



       Registrant's telephone number, including area code: (617) 367-2163

                                 NOT APPLICABLE
                  (former address if changed since last report)


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ITEM 5. OTHER EVENTS

See the press release attached hereto as Exhibit 99.1 dated February 4, 1999 announcing revenues and earnings for the quarter and year ended December 31, 1998 for Concentra Managed Care, Inc.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) EXHIBITS

99.1     Press Release of the Registrant dated February 4, 1999.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                           CONCENTRA MANAGED CARE, INC.
                           (Registrant)


                           By: /s/ Richard A. Parr
                               -------------------
                           Name: Richard A. Parr II
                           Title:   Executive Vice President and General Counsel

Date:    February 4, 1999


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                                INDEX TO EXHIBITS

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EXHIBIT
NUMBER                                                                      PAGE
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

99.1  Press Release of Registrant dated February 4, 1999

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